Amplify Video Game Leaders ETF
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 93.2%	Shares	Value
Communication Services - 44.6% (a)
Capcom Co. Ltd.	44,492	$1,036,335
Electronic Arts, Inc.	5,322	1,087,444
Konami Group Corp.	7,613	1,035,984
Meta Platforms, Inc. - Class A	6,643	4,384,978
NetEase, Inc. - ADR	7,955	1,094,767
Nexon Co. Ltd.	44,200	1,079,163
Nintendo Co. Ltd.	29,631	2,002,874
ROBLOX Corp. - Class A (b)	22,982	1,862,231
Take-Two Interactive Software, Inc. (b)	4,471	1,144,710
Tencent Holdings Ltd.	56,170	4,322,712
VK IPJSC - GDR (b)(c)(d)	21,975	0
		19,051,198

Consumer Discretionary - 14.4%
Aristocrat Leisure Ltd.	28,558	1,107,972
Bandai Namco Holdings, Inc.	39,170	1,042,568
Sea Ltd. - ADR (b)	15,600	1,990,092
Sony Group Corp.	77,300	1,984,467
		6,125,099

Information Technology - 34.2% (a)
Advanced Micro Devices, Inc. (b)	9,076	1,943,716
AppLovin Corp. - Class A (b)	2,789	1,879,284
Asustek Computer, Inc.	58,000	1,011,569
Microsoft Corp.	8,970	4,338,071
NVIDIA Corp.	23,969	4,470,219
Unity Software, Inc. (b)	22,020	972,623
		14,615,482
TOTAL COMMON STOCKS (Cost $32,687,723)		39,791,779

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 6.9%	Shares	Value
Invesco Government & Agency Portfolio - Institutional Class, 3.68% (e)	2,960,420	2,960,420
TOTAL MONEY MARKET FUNDS (Cost $2,960,420)		2,960,420

TOTAL INVESTMENTS - 100.1% (Cost $35,648,143)		42,752,199
Liabilities in Excess of Other Assets - (0.1)%		(23,825)
TOTAL NET ASSETS - 100.0%		$42,728,374

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

(a)
To the extent that the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of December 31, 2025.

(d)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of December 31, 2025, the value of these securities total $0 or 0.0% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Amplify Video Game Leaders ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$39,791,779	$–	$0	$39,791,779
Money Market Funds	2,960,420	–	–	2,960,420
Total Investments	$42,752,199	$–	$0	$42,752,199

Refer to the Schedule of Investments for further disaggregation of investment categories.